SMC GLOBAL SECURITIES LIMITED

Consolidated Balance Sheet

Particulars	As at March 31, 2018	As at March 31, 2019	
	₹ in Millions	₹ in Millions	$ in Millions
Assets			
Financial assets			
Cash and cash equivalents	736.63	714.28	10.35
Other bank balances	3,899.70	4,490.38	65.07
Receivables			
Trade receivables	4,146.49	7,863.19	113.94
Other receivables	428.13	406.76	5.89
Loans	5,491.14	5,705.27	82.67
Investments	1,356.83	1,952.01	28.29
Other financial assets	693.18	943.03	13.67
Non-financial assets			
Inventories	54.89	59.26	0.86
Current tax assets (net)	181.33	170.30	2.47
Deferred tax assets (net)	386.51	408.89	5.93
Assets held for sale	17.00	41.08	0.60
Investment property	-	-	-
Property, plant and equipment	348.25	334.96	4.85
Goodwill	-	-	-
Other intangible assets	16.92	13.37	0.19
Intangible work-in-progress	-	2.50	0.04
Other non-financial assets	372.94	314.28	4.55
Total assets	**18,129.94**	**23,419.56**	**339.37**
Liabilities and equity			
Liabilities			
Financial liabilities			
Payables			
Trade payables			
- to micro and small enterprises	-	-	-
- to other than micro and small enterprises	2,498.38	2,462.95	35.70
Other payables	-	-	-
- to micro and small enterprises	-	-	-
- to other than micro and small enterprises	77.86	34.86	0.51
Debt securities	-	13.31	0.19
Borrowings	5,143.90	7,384.32	107.00
Deposits	89.89	137.30	1.99
Other financial liabilities	3,833.33	6,315.28	91.51
Non-financial liabilities			
Current tax liabilities (net)	8.03	27.85	0.40
Provisions	151.32	189.33	2.74
Other non-financial liabilities	140.21	124.36	1.80
Equity			
Equity share capital	226.27	226.27	3.28
Other equity	5,945.79	6,488.84	94.03
Non-controlling interest	14.96	14.89	0.22
Total liabilities and equity	**18,129.94**	**23,419.56**	**339.37**

The convenience translation of ₹ to $ is at the reference rate from US Fed Reserve. Which is 1$= ₹ 69.01 as on March 22, 2019.

SMC GLOBAL SECURITIES LIMITED

Consolidated Statement of Profit and Loss

Particulars	For the year ended		
	March 31, 2018	March 31, 2019	
	₹ in Millions	₹ in Millions	$ in Millions
Revenue from operations			
Fee and commission income	3,690.92	4,333.13	62.79
Interest income	1,319.42	1,760.86	25.52
Dividend income	8.93	10.98	0.16
Net gain on proprietary trading	1,419.95	1,422.53	20.61
Total revenue from operations	**6,439.22**	**7,527.50**	**109.08**
Other income	114.38	67.22	0.97
Total income	**6,553.60**	**7,594.72**	**110.05**
Expenses			
Fee and commission expenses	2,742.65	3,415.59	49.49
Employee benefits expenses	1,367.75	1,495.75	21.67
Finance costs	461.46	628.78	9.11
Depreciation, amortization and impairment	85.86	113.46	1.64
Impairment on financial instruments	23.63	77.92	1.13
Other expenses	1,067.46	954.37	13.83
Total expenses	**5,748.81**	**6,685.87**	**96.87**
Profit before share of profit/(loss) of joint venture, exceptional item and tax	**804.79**	**908.85**	**13.18**
Share in profit/(loss) in joint venture	(10.72)	-	-
Profit before tax	**794.07**	**908.85**	**13.18**
Tax expense:			
Current tax	323.04	294.35	4.27
Deferred tax	(45.81)	(38.87)	(0.56)
Total tax expense	**277.23**	**255.48**	**3.71**
Profit after tax	**516.84**	**653.37**	**9.47**
Other comprehensive income			
Items that will not be reclassified subsequently to profit or loss			
Remeasurement of the net defined benefit liability / asset	9.49	(0.76)	(0.01)
Tax effect of Items that will not be reclassified subsequently to profit and loss	(2.75)	0.35	0.01
Items that will be reclassified subsequently to profit or loss			
Exchange difference on translation of foreign operation	0.37	15.30	0.22
Fair value changes on investments	10.01	7.55	0.11
Tax effect of Items that will be reclassified subsequently to profit and loss	(1.94)	(1.22)	(0.02)
Total other comprehensive income, net of tax	**15.18**	**21.22**	**0.31**
Total comprehensive income for the year (comprising of profit and other comprehensive income for the year)	**532.02**	**674.59**	**9.78**
Profit attributable to:			
Owners of the equity	533.00	653.42	9.47
Non controlling interest	(16.16)	(0.06)	-
Total comprehensive income attributable to:			
Owners of the equity	548.32	674.65	9.78
Non controlling interest	(16.29)	(0.07)	-
Earnings per equity share (Face value ₹ 2)			
Basic & Diluted (in ₹)	4.57	5.78	0.08

The convenience translation of ₹ to $ is at the reference rate from US Fed Reserve. Which is 1$= ₹ 69.01 as on March 22, 2019.

SMC GLOBAL SECURITIES LIMITED

Consolidated Statement of Changes in Equity

₹ in Millions $ in Millions

Particulars	Equity share capital	Other equity										Total	Non controlling interest	Total attributable to equity holders
		Reserves & surplus					Other comprehensive income				Total attributable to equity holders			
		Securities premium reserve	Retained earnings	General reserves	Capital reserve	Reserve fund u/s 45-IC of RBI act 1934 *	Remeasurement of the net defined benefit liability / asset	Exchange differences on translating foreign operations	Fair value changes in investments	Tax effect of other component of equity				
Balance as at April 1, 2017	**226.27**	**3,444.89**	**1,059.06**	**711.30**	**263.22**	**68.37**	**11.29**	**(27.16)**	**0.74**	**(1.85)**	**5,529.86**	**5,756.13**	**31.26**	**83.41**
Changes in equity for the year ended March 31, 2018													-	
Profit for the year	-	-	533.00	-	-	-	-	-	-	-	**533.00**	**533.00**	(16.16)	**7.72**
Addition during the year	-	-	(60.56)	-	-	60.56	9.40	0.46	10.14	(4.69)	**15.31**	**15.31**	(0.14)	**0.22**
Addition/(deduction) on capital reserve	-	-	-	-	(1.04)	-	-	-	-	-	**(1.04)**	**(1.04)**	-	**(0.02)**
Payment of dividends	-	-	(108.61)	-	-	-	-	-	-	-	**(108.61)**	**(108.61)**	-	**(1.57)**
Tax on dividends	-	-	(22.73)	-	-	-	-	-	-	-	**(22.73)**	**(22.73)**	-	**(0.33)**
Balance as at March 31, 2018	**226.27**	**3,444.89**	**1,400.16**	**711.30**	**262.18**	**128.93**	**20.69**	**(26.70)**	**10.88**	**(6.54)**	**5,945.79**	**6,172.06**	**14.96**	**89.43**
Balance as at April 1, 2018	**226.27**	**3,444.89**	**1,400.16**	**711.30**	**262.18**	**128.93**	**20.69**	**(26.70)**	**10.88**	**(6.54)**	**5,945.79**	**6,172.06**	**14.96**	**89.43**
Changes in equity for the year ended March 31, 2019														
Profit for the year	-	-	653.43	-	-	-	-	-	-	-	**653.43**	**653.43**	(0.06)	**9.47**
Addition during the year	-	-	(62.19)	-	-	62.19	(0.77)	15.30	7.58	(0.88)	**21.23**	**21.23**	(0.02)	**0.31**
Payment of dividends	-	-	(108.62)	-	-	-	-	-	-	-	**(108.62)**	**(108.62)**	-	**(1.57)**
Tax on dividends	-	-	(22.99)	-	-	-	-	-	-	-	**(22.99)**	**(22.99)**	-	**(0.33)**
Balance as at March 31, 2019	**226.27**	**3,444.89**	**1,859.79**	**711.30**	**262.18**	**191.12**	**19.92**	**(11.40)**	**18.46**	**(7.42)**	**6,488.84**	**6,715.11**	**14.88**	**97.31**

The convenience translation of ₹ to $ is at the reference rate from US Fed Reserve. Which is 1$= ₹ 69.01 as on March 22, 2019.

SMC GLOBAL SECURITIES LIMITED

Consolidated Statement of Cash Flows

Particulars	For the year ended		
	March 31, 2018	March 31, 2019	
	₹ in Millions	₹ in Millions	$ in Millions
Cash flows from operating activities:			
Profit after tax	516.84	653.37	9.47
Adjustments to reconcile net profit to net cash provided by operating activities:			
Tax expense	277.23	255.48	3.70
Depreciation, amortization and impairment	85.86	113.46	1.64
Interest expense	461.46	628.78	9.11
Dividend income	(2.33)	(2.70)	(0.04)
Interest income other than from financing business	(22.19)	(22.63)	(0.33)
Allowance for impairment of trade receivables	15.18	20.72	0.30
Allowance for impairment of loans	5.83	61.71	0.89
Allowance for impairment of deposits	0.61	(0.30)	-
Allowance for impairment of investment	2.00	(4.20)	(0.06)
Net loss/profit on derecognition of property, plant and equipment	36.30	3.16	0.05
Provision for impairment of property, plant and equipment	4.50	(4.40)	(0.06)
Net gain on the investments	(53.43)	(4.69)	(0.07)
Exchange difference on conversion of foreign currency monetary items	(0.05)	(0.91)	(0.01)
Operating profit before working capital changes	**1,327.81**	**1,696.85**	**24.59**
Changes in assets and liabilities			
Other bank balances	(677.82)	(590.68)	(8.56)
Trade receivables	(623.41)	(3,737.41)	(54.16)
Other receivables	(5.39)	21.67	0.31
Loans	(2,496.06)	(275.83)	(4.00)
Investment carried at fair value through profit and loss	184.51	(681.84)	(9.88)
Inventories	(27.10)	(4.37)	(0.06)
Other financial assets	263.80	(249.85)	(3.62)
Other non-financial assets	160.41	58.74	0.85
Trade payables	226.26	(35.43)	(0.51)
Other payables	37.82	(43.00)	(0.62)
Deposits	60.34	47.41	0.69
Other financial liabilities	(423.89)	2,478.58	35.92
Other non-financial liabilities	79.01	(17.12)	(0.25)
Provisions	(16.65)	41.64	0.60
Cash (used in) operations	**(1,930.36)**	**(1,290.64)**	**(18.70)**
Income taxes paid (net of refund)	(400.48)	(247.87)	(3.59)
Net cash (used in) operating activities	**(2,330.84)**	**(1,538.51)**	**(22.29)**
Cash flows from investing activities:			
Expenditure on property, plant and equipment including intangible assets	(123.00)	(103.72)	(1.50)
Sale proceeds on property, plant and equipment including intangible assets	19.11	1.43	0.02
Interest received	22.19	22.63	0.33
Dividend received	2.33	2.62	0.04
Capital reserve on consolidation	(1.04)	-	-
Acquisition of assets held for sale	(17.00)	(24.08)	(0.35)
Change in investment in joint venture	4.72	-	-
Conversion of investment property into property, plant and equipment	10.69	-	-
Payments to acquire financial assets			
Equity instruments	(476.67)	(479.11)	(6.94)
Bonds	(238.48)	-	-
Mutual funds	(22.63)	(14.59)	(0.21)
Proceeds on sale of financial assets			
Equity instruments	609.26	440.39	6.38
Bonds	736.71	149.01	2.16
Mutual funds	20.49	7.42	0.11
Net cash generated from investing activities	**546.68**	**2.00**	**0.04**
Cash flow from financing activities:			
Payment of dividends (including corporate dividend tax)	(129.48)	(130.33)	(1.89)
Payment of interest	(459.43)	(625.41)	(9.06)
Proceeds from borrowings (net)	1,834.88	2,240.42	32.47
Proceeds from debt securities	-	13.31	0.19
Net cash generated from financing activities	**1,245.97**	**1,497.99**	**21.71**
Net increase/(decrease) in cash and cash equivalents	**(538.19)**	**(38.52)**	**(0.54)**
Effect of change in exchange rate on foreign operations and foreign currency monetary items	0.52	16.21	0.23
Adjustment on account of change in minority interest	(0.11)	(0.04)	(0.01)
Cash and cash equivalents at the beginning of the year	1,274.41	736.63	10.67
Cash and cash equivalents at the end of the year (refer note 5)	**736.63**	**714.28**	**10.35**

The convenience translation of ₹ to $ is at the reference rate from US Fed Reserve. Which is 1$= ₹ 69.01 as on March 22, 2019.